UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☒	Soliciting Material under §240. 14a-12

SOLUNA HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following are social media posts that will be posted by Soluna Holdings, Inc. on social media sites beginning on October 20, 2025.

Soluna Holdings Proxy Vote Content

Social Media Copy

“Vote Now!”

Greetings Stockholders! 📣 Your vote matters.

Support Soluna’s continued growth and momentum by voting FOR all proposals at the upcoming Special Meeting.

Contact Alliance Advisors at 1-855-206-1311 to VOTE your shares TODAY.

Learn more: https://www.solunacomputing.com/investors/updates/proxy-vote-faqs/

#SLNH $SLNH

EVERY vote counts.

Stockholders, Vote FOR all proposals today.

Contact Alliance Advisors at 1-855-206-1311 to VOTE your shares TODAY.

Learn more: https://www.solunacomputing.com/investors/updates/proxy-vote-faqs/

#SLNH $SLNH

💥 Our Special Meeting proxy vote is open.

If you’re a stockholder, you are an owner. Please make sure your voice is heard.

Vote FOR all proposals TODAY by contacting Alliance Advisors at 1-855-206-1311

Learn more: https://www.solunacomputing.com/investors/updates/proxy-vote-faqs/

#SLNH $SLNH

“Authorized ≠ Issued”

A quick note on something we’ve seen a few questions about:

Authorized ≠ Issued.

Authorized shares are the maximum number of shares a company is permitted to issue, while issued shares are the number of shares the company actually sold or granted.

Increasing authorized shares does not mean they will necessarily be issued, but they will be available to be issued. It’s about flexibility and optionality — having the option to fund projects with equity enables the company to optimize the debt to equity capital structure of the company and its partnerships to grow shareholder value.

If you’re a shareholder, please take a moment to vote FOR all proposals in this Special Meeting proxy on November 7, 2025, at 10 a.m. ET. Every vote matters.

Alliance Advisors: 1-855-206-1311

Learn more: https://www.solunacomputing.com/investors/updates/proxy-vote-faqs/

#SLNH $SLNH

Increasing our authorized shares simply gives Soluna flexibility. It doesn’t mean those shares will be issued immediately, or ever.

Think of it as expanding the toolbox, not using every tool at once.

Authorizing up to 375M shares allows Soluna to:

●	Fund growth opportunities when the timing is right.

●	Support partnerships and financings strategically.

●	Compete on the same playing field as peers, without overextending.

This grants your Board and Management access to an additional source of capital to put to work for our shareholders.

Vote FOR all proposals today.

Contact Alliance Advisors at 1-855-206-1311

Learn more: https://www.solunacomputing.com/investors/updates/proxy-vote-faqs/

#SLNH $SLNH

“Next-Level Growth”

From Project Sophie to Dorothy to Kati, Soluna has turned a bold idea into reality — proving that renewable energy can power the future of computing.

✓ We’ve surpassed 1 GW+ of renewable-powered projects in operation, construction, and development.

✓ We broke ground on Project Kati, a 166 MW wind-powered facility in Texas.

✓ We secured a $100 M credit facility from Generate Capital to fund our next phase of growth.

Now, we’re asking shareholders to help us reach the next level.

Increasing our authorized shares to 375 million gives Soluna the flexibility to:

→ Finance future projects in our growing pipeline.

→ Pursue strategic partnerships and acquisitions.

→ Strengthen our balance sheet and execute our long-term plan.

75 million shares fit the past.

Our future needs a capital structure built for scale.

Vote FOR all proposals today.

Call Alliance Advisors 1-855-206-1311

Learn more: https://www.solunacomputing.com/investors/updates/proxy-vote-faqs/

#SLNH $SLNH

We’ve come a long way.

From Project Sophie to Dorothy to Kati, Soluna has proven that renewable energy can power the future of computing.

🚀 1 GW+ of renewable-powered projects

💰 $100 M financing from Generate Capital

⚡ 166 MW of new capacity underway in Texas

Now we’re entering our next chapter: scaling that vision.

Increasing our authorized shares gives Soluna the flexibility to:

→ Finance the next generation of Renewable Computing sites

→ Expand partnerships that accelerate clean energy innovation

→ Execute on a strategy that positions us for global growth

This is the foundation for what’s next.

🗳 Vote FOR all proposals today.

Call Alliance Advisors 1-855-206-1311

Learn more: https://www.solunacomputing.com/investors/updates/proxy-vote-faqs/

#SLNH $SLNH

Soluna is no longer proving the concept. We’re scaling the movement.

1 GW+ pipeline.

166 MW under construction.

$100 M credit facility.

A growing network of partners who believe in Renewable Computing.

This proxy vote is about momentum, giving us the flexibility to build faster, partner smarter, and grow stronger. It’s about giving Soluna the runway to lead.

Vote FOR all proposals.

Call Alliance Advisors 1-855-206-1311

Learn more: https://www.solunacomputing.com/investors/updates/proxy-vote-faqs/

#SLNH $SLNH

“What’s the Alternative?”

Some ask: why increase authorized shares?

Investing in projects that generate returns greater than our weighted average cost of capital (WACC) increases shareholder value. Maintaining a low WACC increases the likelihood of seeing returns in excess of our WACC. Optimizing our WACC requires a mix of equity capital and debt capital.

The chart below illustrates this relationship. WACC is highest at the extremes - that is, a capital mix of all equity or all debt. Optimal WACC results from a mix of the two, equity and debt.

As we grow, we will need more capital. Increasing our authorized shares gives us the flexibility to dynamically adjust that mix and optimize WACC as we grow.

This request gives Soluna the flexibility to grow on our terms and create value for our shareholders.

Vote FOR all proposals today.

Call Alliance Advisors TODAY: 1-855-206-1311

Learn more: https://www.solunacomputing.com/investors/updates/proxy-vote-faqs/

#SLNH $SLNH

“Our Peers”

Soluna’s Board is asking shareholders to approve an increase in authorized shares from 75 million to 375 million.

To put this in perspective:

WULF: 600,000,000 authorized shares

CIFR: 500,000,000

BITF: unlimited (Canadian)

MARA: 800,000,000

CLSK: 600,000,000

APLD: 400,000,000

IREN: 999,999,999

$SLNH: 75,000,000 → proposed 375,000,000

Soluna’s current share authorization is significantly smaller than other public companies in our sector (many of which operate at a far greater scale).

75 million shares fit the past. Our future needs a capital structure built for scale.

By increasing our authorized shares, we’re positioning Soluna to:

→ Strengthen our capital flexibility to fund growth initiatives.

→ Support strategic partnerships, financings, or mergers that accelerate our mission.

→ Align our structure with industry peers and institutional expectations.

This is about enabling Soluna to stay competitive, fund growth efficiently, and build long-term value for our shareholders.

Vote FOR all proposals TODAY by contacting Alliance Advisors at 1-855-206-1311 TODAY.

Learn more: https://www.solunacomputing.com/investors/updates/proxy-vote-faqs/

#SLNH $SLNH

Soluna currently has just 75M authorized shares. That’s far less than our peers:

WULF – 600M

CIFR – 500M

BITF – Unlimited (Canada)

MARA – 800M

CLSK – 600M

APLD – 400M

We’re proposing 375M (still conservative by industry standards) to give Soluna the flexibility to grow, fund projects, and stay competitive.

Vote FOR all proposals TODAY.

Alliance Advisors: 1-855-206-1311

Learn more: https://www.solunacomputing.com/investors/updates/proxy-vote-faqs/

#SLNH $SLNH

Video Scripts

Hi everyone, John here, CEO of Soluna.

When we broke ground on Project Kati in Texas last month, I said something that I want to share with the rest of you:

“We’re not just breaking ground on a data center. We’re breaking ground on the future.”

That future is already taking shape.

From Project Sophie, where we proved our model works… to Project Dorothy, where we proved it could scale… to Project Kati, our largest wind-powered site yet — every milestone has pushed us forward.

Today, Soluna has surpassed 1 gigawatt of renewable-powered computing projects in operation, construction, and development.

We’ve secured $100 million in financing from Generate Capital, deepened partnerships with Spring Lane Capital, EDF Renewables, and Galaxy Digital, and expanded our footprint across multiple states.

Each of these achievements has built momentum.

Now, it’s time to take Soluna to the next level of growth and scale.

That’s what this proxy vote is about.

We’re asking shareholders to approve an increase in our authorized shares — from 75 million to 375 million.

75 million shares fit our early stage. Now, as we scale renewable computing, we need a capital structure designed for a larger company.

This isn’t about issuing all those shares. It’s about having the flexibility to keep growing: to finance future projects, form strategic partnerships, and strengthen our capital structure so we can continue building at scale.

Authorized shares are the foundation for everything that comes next, for turning our proven model into a long-term growth engine.

So, if you’re a shareholder, I encourage you to vote FOR all proposals today.

Your support gives Soluna the runway to keep scaling this vision, and to keep proving that renewable energy can power the future of computing.

You can contact Alliance Advisors at 1-855-206-1311 to vote your shares.

Thanks, as always, for believing in what we’re building.

We keep pushin’.

(Shorter, more concise option)

Hi everyone, John here from Soluna. If you’ve been following our journey, you know we’re building something different: clean, high-performance data centers powered by renewable energy.

That mission takes resources, planning, and flexibility. This year, one of the key proposals in our proxy vote is to increase our authorized shares from 75 million to 375 million.

Compared to other companies in our space, that’s still a conservative number.

But it gives us the flexibility we need to fund future projects, strengthen our balance sheet, and stay competitive as demand for AI and high-performance computing grows.

Every one of these data centers creates real value for our shareholders, our partners, and the communities we operate in.

So I’m asking all of our shareholders to take a moment to vote FOR all proposals in this year’s proxy.

Your vote helps us continue building the future of Renewable Computing.

You can contact Alliance Advisors at 1-855-206-1311 to cast your vote today.

Thanks for your support, and for believing in what we’re building.

We keep pushin’

(Shortest, quick reminder)

Hi everyone, John here, CEO of Soluna. Just a quick reminder that our proxy vote is open TODAY.

Please take a moment to vote FOR all proposals in this year’s proxy. It makes a real difference for Soluna’s future.

Contact Alliance Advisors at 1-855-206-1311.

We’ll include all the information you need in the caption.

Thank you for your support!

We keep pushin’

Proxy Vote FAQs: Powering Soluna’s Next Phase of Growth

Soluna is entering its next phase of growth. This year’s proxy vote gives shareholders an opportunity to support the company’s continued momentum and long-term strategy. Below are answers to frequently asked questions about the proposals and how to cast your vote.

1. What is a proxy vote?

A proxy vote allows shareholders to cast their votes on key company proposals, even if they can’t attend the Special Meeting in person.

2. How do I vote?

You can vote by contacting Alliance Advisors at 1-855-206-1311, or by following the instructions in the email or mailing you received. You may also vote during the Special Meeting via the internet at www.proxyvote.com.

3. When is the deadline to vote?

If you vote via the internet or by telephone, your vote must be received by 11:59 p.m. ET on November 6, 2025

You may also vote during the Special Meeting on November 7, 2025, at 10 a.m. ET via the internet at www.proxyvote.com.

4. What happens if I don’t vote?

If you don’t vote, your shares won’t be represented at the meeting, and it may prevent us from reaching the required threshold for approval. Every vote matters.

5. How many votes are needed to approve the proposals?

At least ⅓ of the outstanding shares must vote to reach a quorum, and the majority of those shares voted must vote in favor of the proposals to pass.

6. What exactly are shareholders being asked to approve?

The main proposal aims to increase Soluna’s authorized common shares from 75 million to 375 million, representing a 300 million share increase.

7. Why does Soluna need more authorized shares?

We’re nearing our current limit of 75 million authorized shares — a milestone that shows just how far Soluna has come. That structure was designed for a much smaller company. Today, we’re operating at a completely different scale.

As we expand our renewable-powered data center platform, we need a capital architecture built for growth. One that supports a larger, faster-moving company.

After surpassing 1 gigawatt of renewable-powered computing projects, breaking ground on Project Kati, and securing $100 million in financing from Generate Capital, we’re positioned to scale faster than ever.

Increasing our authorized shares provides us with the flexibility to maintain that momentum — to manage our cost of capital, finance new projects, form strategic partnerships, pursue acquisitions, and strengthen our balance sheet — all without relying on debt or resorting to reverse stock splits.

Authorized shares are the foundation that enables Soluna to grow responsibly and take Renewable Computing to the next level.

8. Is this a sign of financial distress?

No. This is a strategic move, not a reactive one. It aligns Soluna with peers and ensures the company can act quickly on growth opportunities and partnerships.

9. Does this mean Soluna will issue all 375 million shares right away?

No. Authorizing more shares does not mean they’ll be issued immediately. It simply gives the company the option to issue shares in the future if and when needed.

10. How does this compare to other companies in our industry?

Our peers have far larger share authorizations:

●	Marathon (MARA): 800M

●	CleanSpark (CLSK): 600M

●	Cipher (CIFR): 500M

●	Applied Digital (APLD): 400M

●	IREN Ltd (IREN): ~1B

●	Bitfarms (BITF): Unlimited

Soluna’s proposed 375M remains conservative by comparison.

11. What happens if the proposal isn’t approved?

Without additional authorized shares, Soluna’s flexibility becomes limited, leaving fewer options to fund growth or refinance debt.

The alternatives could include:

●	A reverse stock split

●	Raising money at less favorable terms

●	Or borrowing, which adds risk

●	Resubmit during another special stockholder meeting.

12. Will this dilute my current shares?

Not immediately. Authorizing additional shares allows issuance but doesn’t automatically dilute ownership. The company will only issue new shares when it’s strategically beneficial for long-term growth.

In the event new shares are issued, the resulting share dilution does not necessarily dilute share value. In fact, share dilution done right results in value accretion. Share dilution naturally occurs when the company issues new shares, while value dilution or accretion is the economic effect resulting from the investment of that new capital. Value dilution is not an automatic consequence of issuing new shares. Value dilution depends on whether the capital raised is invested wisely, leading to a scenario where, even though each share represents a smaller percentage of ownership, the value of each share increases.

Share dilution is a normal part of a company’s growth, whereas value dilution or accretion is the outcome of the investment of the new capital.

14. How will this impact the stock price?

The proposal itself doesn’t change the stock price. However, maintaining capital flexibility and competitive positioning can help support long-term shareholder value.

15. Is this related to Nasdaq compliance?

No. This proposal is not about maintaining Nasdaq listing requirements. It’s about strategic flexibility and future growth.

16. How does this help Soluna’s mission?

This flexibility helps fund projects like Project Kati and future Renewable Computing sites, accelerating our mission to make renewable energy a global superpower.